DEFERRED COMPENSATION AGREEMENT

         AGREEMENT entered into as of the date specified herein between Phoenix Life Insurance Company, a mutual life insurance company domiciled in the State of New York (hereinafter referred to as `Phoenix" and by the Participant.

         Whereas, the Participant is currently rendering valuable services to Phoenix and,

         Whereas, it is the desire of Phoenix to have the benefit of the Participant's continued loyalty, service and counsel and also to assist the Participant in planning for retirement and certain other contingencies, it is hereby agreed:


                 SECTION I: DEFERRED COMPENSATION LEDGER ACCOUNT

A. Each year prior to the determination of any Incentive Plan award and prior to the beginning of the calendar year in which such award would otherwise be paid, the Participant may make an irrevocable written election (attached to and made a part of this Agreement) to defer receipt of all or any portion of such award from Phoenix that would otherwise be received.

B. Any amount awarded and deferred under the terms of this Agreement shall be controlled solely by the terms of this Agreement and shall be net of any applicable employment taxes.

C. Any amounts deferred by the Participant shall be credited to a Deferred Compensation Ledger Account established for such Participant. Payments from such Deferred Compensation Ledger Account shall only be made at the time and under the occurrences set forth in Section II of this Agreement.

D. At the time of the election to defer compensation and once each calendar quarter thereafter, the Participants may designate in writing that amounts deferred be deemed to be invested in one or more of the following:

     1.   The general account of Phoenix.

     2. One or more of various fund options made available under this Agreement. Phoenix shall provide to the Participant with a list of available funds and reserves the right to add or delete available funds as it deems necessary or appropriate.

E. The election to designate deemed investments, as described above, shall be subject to restrictions as to minimum and maximum amounts as announced from time to time by Phoenix. Both initial and subsequent investment allocations must be made in 10% increments. Phoenix shall have the right at any time to add new deemed investment options, cease to offer any or all of the deemed investment options, and alter or adjust the basis or method of calculating any interest or earnings for any of the investment options outlined above.

F. Credits or debits to the Deferred Compensation Ledger Account will be made in a manner corresponding to the performance of the deemed investment or investments of the Deferred Compensation Ledger Account as selected by the Participant.

G. Phoenix reserves the right to reduce the interest or earnings on deferred compensation amounts for any federal or state taxes which it may incur as a result of interest or earnings on amounts held under this Agreement.

H. Phoenix shall be under no obligation to actually make any investment as described in Paragraph D. Reference to any such investment shall be solely for the purpose of aiding Phoenix in measuring and meeting its liabilities under the terms of this Agreement, In any event, if any investments are made, Phoenix shall be named the sole owner and shall have all of the rights and privileges conferred by any instrument evidencing such investments. Such investments shall not be segregated, set aside or held in trust or escrow and shall at all times remain the unrestricted assets of Phoenix subject to the claim of its general creditors.

I. Phoenix reserves the right, at its sole discretion, to terminate this Agreement upon written notice to the Participant. Provided, however, that such termination shall not effect any rights or benefits accrued or in payment status under the Agreement as of the date of such termination. Further, at its sole discretion, Phoenix may elect, upon termination of this Agreement to distribute in one (1) lump sum to the Participant or any beneficiary, as the case may be, the value of the Deferred Compensation Ledger Account or the commuted value of any remaining installment payments.

                  SECTION II: PAYMENT OF DEFERRED COMPENSATION

A. At the time the election is made to defer receipt of compensation; the Participant shall also make an election (attached to and made part of the Agreement) as to the method of distribution of amounts deferred. The method of distribution shall be either in a lump sum or as annual installments of over a period of years not to exceed ten (10). The method of distribution elected in any year shall be controlling for the entire Deferred Compensation Ledger Account and the current election shall supercede any prior election as to payment method. The Participant may elect to change the method of distribution for the Deferred Compensation Ledger Account by written notice to Phoenix. Such election shall become effective in the year following the year such election is made. If the annual installment method is elected, no change in the number or timing of such installments shall be permitted after such installments have commenced.

B. The payment of the balance to the credit of the Participant in the Deferred Compensation Ledger Account shall be made or commence to be made in accordance with the manner elected by the Participant not later than 30 days after the payment date specified in the Election Form. If no such date is specified, payment shall be made upon the earliest of the Participant's retirement, termination of employment with Phoenix, death or upon becoming permanently disabled as reasonably determined by Phoenix. Any amount payable by reason of the Participant's death shall be paid in one lump sum to the Participant's beneficiary or beneficiaries designated by the Participant in the Election Form.

C. If the annual installment method is elected, Phoenix, in its sole discretion, may elect that all amounts held in the Deferred Compensation Ledger Account be withdrawn therefrom up to thirty (30) days prior to the first installment payment date and be applied to purchase a period certain annuity in the name of Phoenix, the proceeds of which will be paid to the Participant in accordance with the installment payment schedule elected.


                       SECTION III: BENEFITS NONASSIGNABLE

         It being the intent of Phoenix that the benefits provided by this Agreement will be available for the support and maintenance of the Participant and the Participant's beneficiaries in the event of certain contingencies, Phoenix wishes to limit the rights of the Participant and the Participant's beneficiaries in a manner which will assure that those benefits will always be of a size and duration sufficient to provide for the support and maintenance of the Participant and the Participant's beneficiaries. Therefore, the benefits provided hereunder will not be subject to alienation, garnishment, attachment or any other legal process by creditors of the Participant or of any person or persons designated as beneficiaries. Furthermore, except by will or the laws of descent or distribution, the Participant and any beneficiary may not anticipate the benefits provided hereunder by assignment, pledge, sale or similar act.


                            SECTION IV: OTHER RIGHTS

         This Agreement creates no rights in the Participant to continue the Participant's affiliation with Phoenix, if any, for any length of time, nor does it create any rights in the Participant or obligations in the part of Phoenix other than those set forth herein. Furthermore, this Agreement does not guarantee any award to the Participant or in any way obligate Phoenix to grant such award. Any amounts deferred under this Agreement shall be contingent on the actual granting of such award.

                          SECTION V: CLAIMS PROCEDURES

         Claims for benefits under this Agreement shall be administered in accordance with the Claims Review Process as set forth in the Phoenix Employee Benefit Guide which has been made available to all Participants.


                           SECTION VI: REPRESENTATIONS

         Phoenix represents that is it entering into this Agreement at the Participant's request to fulfill its compensation obligations to the Participant. The Participant represents: (a) that the Participant is entering into this Agreement primarily for compensatory and tax deferral purposes; (b) that, the Participant has had access to all material information concerning Phoenix and the operation of its general account together with the opportunity to have any questions the Participant may have about Phoenix and the operation of its general account answered by representatives of Phoenix; (c) the Participant has been provided with upon request, the Prospectuses for the mutual funds listed on the Election Form; and (d) the Participant acknowledges receipt of the explanatory and disclosure letter from Phoenix and acknowledge and concurs with all representations made therein.

                        DEFERRED COMPENSATION AGREEMENT
                          ACCEPTANCE AND ELECTION FORM


Attached to and made part of the Participant's Deferred Compensation Agreement,

I   Carl T. Chadburn   (name of Participant) hereby irrevocably elect to defer
  --------------------
the following amounts payable under my Employment Agreement dated December 20,

2000:

         % or  $                    of my Long Term Incentive Plan Award
---------       -------------------

         % or  $                    of my Mutual Incentive Plan Award.
---------       -------------------

         % or  $                    of my salary (fill in applicable name)
---------       -------------------

I hereby irrevocably elect the payment of my installment Deferred Compensation Ledger Account be paid or commenced to be paid to me:

             (month) of       (not more than 1 year following retirement)
   ---------            -----

I understand that, notwithstanding the payment date elected, payment shall be made or commenced to be made upon the Participant's death if it occurs prior to the date elected below.

I hereby elect that my Deferred Compensation Ledger Account balance be paid to me:

[X]  In one lump sum on the first day of August   , 2012 but not later than ten
                                         ---------  ----
                                           month    year
     (10) years from the date of this agreement.)

[_] In ____ (2-10) annual installments. Installment payments will be paid directly from the deferred compensation account.

     [_] $________________ annual installment. Remainder to be distributed at the end of the installment period

     [_] Installments of declining balance. At the end of the installment period, zero dollars remain.

I further understand that I may change the method of payment of my Deferred Compensation Ledger Account subject to the terms and conditions set forth in the Deferred Compensation Agreement.


                         DEFERRED COMPENSATION AGREEMENT
                          ACCEPTANCE AND ELECTION FORM

Please fill in the fund name(s) from the attached list or fill in "General Account". All investments must be made in 10% increments or dollar amounts. My initial election for the deemed investment of the amounts specified above is as follows:

A.   $ 1,000,000                   [         One Million Dollars            ] or
      ----------------------------  ----------------------------------------
                                                   Write Amount

B.   1.    100 %     Phoenix Guaranteed Account
          -----     ---------------------------------------

     2.        %
          -----     ---------------------------------------

     3.        %
          -----     ---------------------------------------

     4.        %
          -----     ---------------------------------------

     5.        %
          -----     ---------------------------------------

     6.        %
          -----     ---------------------------------------

     7.        %
          -----     ---------------------------------------

     8.        %
          -----     ---------------------------------------

     9.        %
          -----     ---------------------------------------

    10.        %
          -----     ---------------------------------------


                             BENEFICIARY DESIGNATION

         The following are hereby designated as beneficiaries for the purpose of payments in the event of the death of the Participant prior to the payment of all benefits under this Agreement:

                  Primary:  Margaret N. Chadburn -- spouse
                           -------------------------------------

                  Contingent: Katherine M. Ayson -- daughter
                              Jennifer Sage Robinson -- daughter
                             -----------------------------------

I understand that I may change my beneficiary designation and my investment election by calling (860) 403-2083 or (860) 403-2134 or by written notice to:

                   Human Resources, Pension Plan Administration
                   100 Bright Meadow Boulevard
                   Enfield, CT   06082




                         DEFERRED COMPENSATION AGREEMENT
                          ACCEPTANCE AND ELECTION FORM

         THIS AGREEMENT is solely between Phoenix and the Participant. The Participant and any beneficiaries as designated in this Election Form, shall have recourse only against Phoenix for enforcement, and it shall be binding upon the beneficial heirs, assignees, executors and administrators of the Participant and upon the successors and assigns of Phoenix.


EXECUTED by the undersigned this    29      day of    August    2002.
                                 ----------        ------------

PHOENIX LIFE INSURANCE COMPANY


 /s/ E. Rudden
---------------------------------
Vice President, Human Resources

 /s/ Carl T. Chadburn                        /s/ Margaret M. Chadburn
----------------------------------        --------------------------------------
Participant's signature                                  Witness

                   ATTACHMENT A - DEFERRED COMPENSATION FUNDS

FUND NAME                                              QUOTRON
---------                                              -------

Phoenix-Aberdeen Global Small Cap Fund                 PAGAX
Phoenix-Aberdeen International Fund                    PHITX
Phoenix-Aberdeen New Asia Fund                         PAFAX
Phoenix-Aberdeen Worldwide Opportunities Fund          NWWOX
Phoenix-Duff & Phelps Core Bond Fund                   PHGBX
Phoenix-Duff & Phelps Core Equity Fund                 PHCEX
Phoenix-Duff & Phelps Real Estate Securities Fund      PHRAX
Phoenix-Engemann Aggressive Growth Fund                PHSKX
Phoenix-Engemann Balanced Return Fund                  PABRX
Phoenix-Engemann Capital Growth Fund                   PHGRX
Phoenix-Engemann Focus Growth Fund                     PASGX
Phoenix-Engemann Nifty Fifty Fund                      PANFX
Phoenix-Engemann Small & Mid-Cap Growth Fund           PAMAX
Phoenix-Euclid Market Neutral Fund                     EMNAX
Phoenix-Goodwin California Tax Exempt Bonds, Inc.      CTESX
Phoenix-Goodwin Emerging Markets Bond Fund             PEMAX
Phoenix-Goodwin High Yield Fund                        PHCHX
Phoenix-Goodwin Money Market Fund                      PMMXX
Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.   NAMFX
Phoenix-Goodwin Multi-Sector Short Term Bond Fund      NARAX
Phoenix-Goodwin Tax Exempt Bond Fund                   PHTBX
Phoenix-Hollister Small Cap Value Fund                 PDSAX
Phoenix-Hollister Value Equity Fund                    PVEAX
Phoenix-Oakhurst Balanced Fund                         PHBLX
Phoenix-Oakhurst Growth & Income Fund                  PDIAX
Phoenix-Oakhurst Income & Growth Fund                  NAINX
Phoenix-Oakhurst Strategic Allocation Fund, Inc.       PTRFX
Phoenix-Seneca Bond Fund                               SAVAX
Phoenix-Seneca Growth Fund                             SGCRX
Phoenix-Seneca Mid-Cap "EDGE" Fund                     EDGEX
Phoenix-Seneca Real Estate Securities Fund             REALX
Phoenix-Seneca Strategic Theme Fund                    PSTAX
PNX Guaranteed Account                                 tracks PNX